UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	83-0402575
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 Greenway Plaza, Suite 2950
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 979-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Hercules Offshore, Inc. (the “Company”) is a party to a Registration Rights Agreement, dated as of July 8, 2005 (the “Registration Agreement”), with certain holders of common stock of the Company listed on the signature page thereto (the “Holders”). On October 31, 2006, the Company received from certain of the Holders, including LR-Hercules Holdings, L.P., Greenhill Capital Partners, L.P., Greenhill Capital Partners (Cayman), L.P., Greenhill Capital Partners (Executives), L.P. and Greenhill Capital, L.P. (collectively, the “Selling Stockholders”), notice of a demand by the Selling Stockholders under the Registration Agreement to have the Company file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register an aggregate of 7,500,000 shares of common stock of the Company for sale by the Selling Stockholders in an underwritten public offering (the “Offering”). The Company intends to promptly comply with this demand and expects to file a registration statement with the SEC on or about November 7, 2006 (the “Registration Statement”).

Pursuant to the terms of the Registration Agreement, the other Holders are also entitled to register shares of common stock of the Company under the Registration Statement and participate in the Offering. Therefore, the Company has provided notice to the other Holders that the Company intends to comply with the demand received from the Selling Stockholders, and advising such Holders that they may also include shares of common stock in the Registration Statement and the Offering, subject to the terms of the Registration Agreement. The Company expects to include in the Registration Statement all 7,500,000 shares of common stock covered by the Selling Stockholders’ demand, but does not yet know whether additional shares will be included by the Selling Stockholders (for example, to cover over-allotments) or other Holders, or what the final terms of the Offering will be.

The Company will not participate in the Offering and will not receive any of the proceeds received in the Offering by the Selling Stockholders or the other Holders. After the Offering is completed, the Holders have the right to two additional demand registrations under the Registration Agreement. The Registration Agreement is included as Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed on March 8, 2006, and is incorporated herein by reference.

The information included in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful. No offering of securities shall be made until a registration statement relating thereto is filed with the U.S. Securities and Exchange Commission, and no securities may be sold nor offers to buy be accepted prior to the time such registration statement becomes effective.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: November 3, 2006	By:	/s/ STEVEN A. MANZ
Steven A. Manz Chief Financial Officer